FINANCIAL INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSE), NET

NOTE 14:-FINANCIAL INCOME (EXPENSE), NET

	Year ended December 31,
	2020	2021	2022

Bank charges	$(275)	$(250)	$(269)
Exchange rate income (loss), net	683	(509)	1,564
Interest income	10,380	5,559	17,117
Amortization of debt discount and issuance costs	(17,183)	(17,792)	(2,980)

Financial income (expense), net	$(6,395)	$(12,992)	$15,432